UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 3, 2021
Federal Home Loan Bank of Topeka
__________________________________________
(Exact name of registrant as specified in its charter)

Federally chartered corporation of the United States	000-52004	48-0561319
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
500 SW Wanamaker Road, Topeka, KS		66606
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: 785.233.0507

Not Applicable
___________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                        Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 9, 2021, the Federal Home Loan Bank of Topeka announced the election of Michael B. Jacobson, Jeffrey R. Noordhoek, Mark J. O’Connor, and Paul E. Washington. The election of these directors was reported under Item 5.02 of FHLBank’s Current Report on Form 8-K dated November 9, 2021. At the time of such report, the committees of FHLBank’s Board of Directors to which Messrs. Jacobson, Noordhoek, O’Connor and Washington would be named had not been determined.

This Form 8-K/A reports that on December 21, 2021, the chair of FHLBank’s Board of Directors for 2022 approved the following committee appointments for 2022:

Audit
Mark W. Schifferdecker, Chair
Donald R. Abernathy, Jr.
Milroy A. Alexander
Holly Johnson, Chair Designate
L. Kent Needham
Thomas H. Olson, Jr.
Paul E. Washington

Compensation, Human Resources and Inclusion
Thomas H. Olson, Jr., Chair
Milroy A. Alexander
Robert E. Caldwell, II
G. Bridger Cox
Barry J. Lockard
Jeffrey R. Noordhoek
Mark W. Schifferdecker
Douglas E. Tippens

Housing & Governance
Milroy A. Alexander, Chair
Lynn Katzfey
Jane C. Knight
Barry J. Lockard
Craig A. Meader
Thomas H. Olson, Jr.
Douglas E. Tippens
Paul E. Washington

Operations
Mark J. O'Connor, Chair
Michael B. Jacobson
Lynn Katzfey
Barry J. Lockard
Craig A. Meader
L. Kent Needham
Jeffrey R. Noordhoek
Douglas E. Tippens

Risk Oversight
L. Kent Needham, Chair
Donald R. Abernathy, Jr.
Robert E. Caldwell, II
Michael B. Jacobson
Holly Johnson
Jance C. Knight
Mark J. O'Connor
Mark W. Schifferdecker

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Executive
G. Bridger Cox, Chair
Robert E. Caldwell, II, Vice Chair
Milroy A. Alexander
L. Kent Needham
Mark J. O'Connor
Thomas H. Olson, Jr.
Mark W. Schifferdecker

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Topeka

12/22/2021	By: /s/ Carl M. Koupal, III
Date	Name: Carl M. Koupal, III
Title: Senior Vice President, Chief Compliance and Ethics Officer & General Counsel, Corporate Secretary